UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 29, 2016

Item 1. Schedule of Investments.

Tortoise Power and Energy Infrastructure Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	February 29, 2016
	Principal Amount/Shares	Fair Value
Corporate Bonds - 79.3%(1)
Crude Oil Pipelines - 6.6%(1)
Canada - 3.2%(1)
Gibson Energy Inc., 6.750%, 07/15/2021(2)	$4,500,000	$3,825,000
United States - 3.4%(1)
SemGroup Corp., 7.500%, 06/15/2021	5,450,000	4,128,375
		7,953,375
Local Distribution Companies - 8.5%(1)
United States - 8.5%(1)
CenterPoint Energy, Inc., 6.500%, 05/01/2018(3)	4,000,000	4,328,052
Source Gas, LLC, 5.900%, 04/01/2017(2)(3)	5,770,000	5,975,804
		10,303,856
Natural Gas/Natural Gas Liquids Pipelines - 26.9%(1)
Canada - 4.8%(1)
TransCanada Corporation, 5.625%, 05/20/2075(3)	7,000,000	5,756,100
United States - 22.1%(1)
Columbia Pipeline Group, Inc., 3.300%, 06/01/2020(2)(3)	2,000,000	1,872,598
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020(2)(3)	1,500,000	1,556,542
Kinder Morgan, Inc., 6.500%, 09/15/2020(3)	4,000,000	4,040,684
Midcontinent Express Pipeline LLC, 6.700%, 09/15/2019(2)(3)	6,000,000	4,245,000
ONEOK, Inc., 4.250%, 02/01/2022	4,500,000	3,341,250
ONEOK, Inc., 7.500%, 09/01/2023	2,000,000	1,730,000
Rockies Express Pipeline, LLC, 6.000%, 01/15/2019(2)	4,000,000	3,740,000
Ruby Pipeline, LLC, 6.000%, 04/01/2022(2)(3)	1,500,000	1,606,301
Southern Star Central Corp., 5.125%, 07/15/2022(2)	3,000,000	2,550,000
Southern Star Central Gas Pipeline, Inc., 6.000%, 06/01/2016(2)(3)	2,000,000	2,005,014
		32,443,489
Natural Gas Gathering/Processing - 5.2%(1)
United States - 5.2%(1)
DCP Midstream LLC, 9.750%, 03/15/2019(2)(3)	3,000,000	2,791,497
The Williams Companies, Inc., 7.875%, 09/01/2021(3)	4,000,000	3,440,000
		6,231,497
Oil and Gas Exploration and Production - 5.9%(1)
United States - 5.9%(1)
Antero Resources Corporation, 6.000%, 12/01/2020	1,000,000	895,000
Carrizo Oil & Gas, Inc., 7.500%, 09/15/2020	2,000,000	1,550,000
Continental Resources, Inc. 4.500%, 04/15/2023	1,000,000	715,262
Diamondback Energy, Inc., 7.625%, 10/01/2021	1,000,000	1,010,000
EQT Corporation, 8.125%, 06/01/2019(3)	2,000,000	2,058,780
Range Resources Corporation, 5.000%, 03/15/2023	1,000,000	835,000
		7,064,042
Oilfield Services - 1.8%(1)
United States - 1.8%(1)
Pride International, Inc., 8.500%, 06/15/2019(3)	3,000,000	2,122,500
Power/Utility - 24.4%(1)
United States - 24.4%(1)
The AES Corporation, 5.500%, 04/15/2025	4,000,000	3,600,000
CMS Energy Corp., 8.750%, 06/15/2019(3)	5,185,000	6,247,028
Dominion Resources, Inc., 5.750%, 10/01/2054(3)	4,000,000	3,800,000
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020(2)(3)	3,000,000	3,424,764
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021(2)(3)	2,000,000	2,240,348
NRG Energy, Inc., 6.250%, 07/15/2022	5,000,000	4,225,000
NRG Yield Operating LLC, 5.375%, 08/15/2024	2,500,000	2,200,000
NV Energy, Inc., 6.250%, 11/15/2020(3)	1,000,000	1,156,632
Wisconsin Energy Corp., 6.250%, 05/15/2067(3)	3,450,000	2,553,000
		29,446,772

Total Corporate Bonds (Cost $106,658,648)		95,565,531

Master Limited Partnerships and Related Companies - 40.3%(1)
Crude Oil Pipelines - 14.5%(1)
United States - 14.5%(1)
Enbridge Energy Management, L.L.C.(3)(4)	428,674	7,154,561
Genesis Energy, L.P.	11,800	302,198
NuStar Energy L.P.	6,432	225,313
Plains All American Pipeline, L.P.	152,928	3,275,718
Shell Midstream Partners, L.P.	31,927	1,135,005
Sunoco Logistics Partners L.P.(3)	159,265	3,924,290
Tesoro Logistics LP	34,009	1,418,856
		17,435,941
Natural Gas/Natural Gas Liquids Pipelines - 13.5%(1)
United States - 13.5%(1)
Energy Transfer Equity, L.P.	66,768	467,376
Energy Transfer Partners, L.P.(3)	221,568	5,909,219
Enterprise Products Partners L.P.	164,409	3,842,238
EQT Midstream Partners, LP	18,681	1,338,120
ONEOK Partners, L.P.	129,203	3,797,276
Spectra Energy Partners, LP	19,446	900,544
		16,254,773
Natural Gas Gathering/Processing - 5.2%(1)
United States - 5.2%(1)
Antero Midstream Partners LP	33,879	752,791
DCP Midstream Partners, LP	52,040	1,010,096
EnLink Midstream Partners, LP	22,400	205,632
MPLX LP	121,507	3,151,892
Rice Midstream Partners LP	28,091	372,206
Western Gas Partners, LP	18,799	737,109
		6,229,726
Refined Product Pipelines - 7.1%(1)
United States - 7.1%(1)
Buckeye Partners, L.P.(3)	43,204	2,780,609
Holly Energy Partners, L.P.	15,226	447,340
Magellan Midstream Partners, L.P.	52,999	3,581,672
Phillips 66 Partners LP	15,500	934,185
Valero Energy Partners LP	19,193	894,010
		8,637,816

Total Master Limited Partnerships and Related Companies (Cost $38,749,958)		48,558,256

Common Stock - 18.4%(1)
Crude Oil Pipelines - 3.4%(1)
United States - 3.4%(1)
Plains GP Holdings, L.P.(3)	539,621	4,101,120
Natural Gas/Natural Gas Liquids Pipelines - 8.8%(1)
United States - 8.8%(1)
ONEOK, Inc.(5)	225,406	5,409,744
Spectra Energy Corp	176,416	5,151,347
		10,561,091
Natural Gas Gathering/Processing - 5.4%(1)
United States - 5.4%(1)
EnLink Midstream LLC	47,828	400,320
Targa Resources Corp.	131,683	3,539,639
The Williams Companies, Inc.	162,625	2,600,374
		6,540,333
Refined Product Pipelines - 0.8%(1)
United States - 0.8%(1)
VTTI Energy Partners LP(3)	50,626	923,418

Total Common Stock (Cost $27,720,698)		22,125,962

Preferred Stock - 2.2%(1)
Natural Gas/Natural Gas Liquids Pipelines - 1.6%(1)
United States - 1.6%(1)
Kinder Morgan, Inc.	44,949	1,964,721
Oil and Gas Exploration and Production - 0.6%(1)
United States - 0.6%(1)
Anadarko Petroleum Corporation, 7.500% 06/07/2018	24,400	730,292

Total Preferred Stock (Cost $2,685,982)		2,695,013

Short-Term Investment - 0.1%(1)
United States Investment Company - 0.1%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.35%(6) (Cost $116,263)	116,263	116,263

Total Investments - 140.3%(1) (Cost $175,931,549)		169,061,025
Interest Rate Swap Contracts - (0.4)%(1)
$23,500,000 notional - unrealized depreciation		(512,008)
Credit Facility Borrowings - (41.2)%(1)		(49,600,000)
Other Assets and Liabilities - 1.3%(1)		1,569,840
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$120,518,857

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures and have a total fair value of $35,832,868, which represents 29.7% of net assets.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility.
(4) Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $512,008.
(6) Rate indicated is the current yield as of February 29, 2016.

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 29, 2016.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$-	$95,565,531	$-	$95,565,531
Common Stock(a)	22,125,962	-	-	22,125,962
Master Limited Partnerships and Related Companies(a)	48,558,256	-	-	48,558,256
Preferred Stock(a)	2,695,013	-	-	2,695,013
Short-Term Investment(b)	116,263	-	-	116,263
Total Assets	$73,495,494	$95,565,531	$-	$169,061,025
Liabilities
Interest Rate Swap Contracts	$-	$512,008	$-	$512,008

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended February 29, 2016.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended February 29, 2016, Rice Midstream Partners LP common units held by the Company in the amount of $367,430 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended February 29, 2016.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 29, 2016.

Investment Security	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Columbia Pipeline Group, Inc., 3.300%, 06/01/2020*	$2,000,000	05/19/15	$1,996,400	$1,872,598	1.5%
DCP Midstream LLC, 9.750%, 03/15/2019*	$3,000,000	08/07/09-08/16/12	3,674,870	2,791,497	2.3
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020*	$3,000,000	11/30/11	3,180,330	3,424,764	2.8
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021*	$2,000,000	11/18/11-12/05/11	2,074,420	2,240,348	1.9
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020*	$1,500,000	07/08/10-01/04/11	1,551,220	1,556,542	1.3
Gibson Energy Inc., 6.750%, 07/15/2021*	$4,500,000	06/26/13-07/01/13	4,459,760	3,825,000	3.2
Midcontinent Express Pipeline, LLC, 6.700%, 09/15/2019*	$6,000,000	09/09/09-03/02/10	6,055,570	4,245,000	3.5
Rockies Express Pipeline, LLC, 6.000%, 01/15/2019*	$4,000,000	08/03/15	4,130,000	3,740,000	3.1
Ruby Pipeline, LLC, 6.000%, 04/01/2022*	$1,500,000	09/17/12	1,616,250	1,606,301	1.3
Source Gas, LLC, 5.900%, 04/01/2017*	$5,770,000	04/21/10	5,544,521	5,975,804	5.0
Southern Star Central Corp., 5.125%, 07/15/2022*	$3,000,000	06/17/14	3,041,250	2,550,000	2.1
Southern Star Central Gas Pipeline, Inc., 6.000%, 06/01/2016*	$2,000,000	08/24/09	1,970,000	2,005,014	1.7
			$39,294,591	$35,832,868	29.7%
*Security is eligible for resale under Rule 144A under the 1933 Act.
As of February 29, 2016, the aggregate cost of securities for federal income tax purposes was $173,896,067. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $21,883,562, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $26,718,604 and the net unrealized depreciation was $4,835,042.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: April 21, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: April 21, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Power and Energy Infrastructure Fund, Inc.

Date: April 21, 2016	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer